UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04049

Deutsche Income Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	9/30/2017

ITEM 1.	REPORT TO STOCKHOLDERS

September 30, 2017

Annual Report
to Shareholders

Deutsche Short Duration Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

11 Performance Summary

14 Portfolio Summary

15 Investment Portfolio

34 Statement of Assets and Liabilities

36 Statement of Operations

38 Statements of Changes in Net Assets

39 Financial Highlights

45 Notes to Financial Statements

62 Report of Independent Registered Public Accounting Firm

63 Information About Your Fund's Expenses

64 Tax Information

65 Advisory Agreement Board Considerations and Fee Evaluation

70 Board Members and Officers

75 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality ("junk bonds") and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund may lend securities to approved institutions. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

With the economy in its third-longest expansion on record, signals such as overheating or inflation pressures, traditional signals for the potential of a sharp slowdown or recession, are still notably absent. Our economists tell us that financial conditions remain generally supportive, and households and businesses overall are in good financial condition.

However, a shift into higher gear appears unlikely. While fiscal stimulus and tax/regulatory reform may come to pass, the scope is likely to be somewhat less than originally anticipated.

Against this backdrop, the financial markets remain generally upbeat, encouraged by a more positive global cycle with fewer downside risks. Even a shift in monetary policy, with some central banks raising short-term interest rates and others expected to do so before long, has been taken in stride. People seem to view the policy change as a healthy response to an improved outlook.

Of course, there are any number of potential risks that can alter this benevolent outlook and positive market sentiment. Our CIO Office and investment specialists continually monitor the issues and events that influence the markets in order to identify emerging risks as well as opportunities. Their views are updated regularly and available on our Web site — deutschefunds.com.

Thank you for your continued investment. We appreciate the opportunity to help you address your investment needs.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Overview of Market and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Deutsche Short Duration Fund produced a total return of 2.06% for the 12 months ended September 30, 2017. The fund's benchmark, the Bloomberg Barclays 1–3 Year Government/Credit Index, produced a total return of 0.66% for the same period.

About Spread Sectors

Spread sectors are areas of the bond market that trade at a yield advantage, or credit spread, relative to U.S. Treasuries. These include more highly rated sectors such as investment-grade corporate bonds and mortgage-backed securities, as well as more speculative sectors, including high-yield corporate bonds and emerging-markets debt. All of these sectors are to varying degrees sensitive to investors' tolerance of credit risk. Yield spreads offered in these areas typically narrow (and prices rise) as the economic outlook improves and investors become more confident that they will receive promised payments of principal and interest. Conversely, as the outlook weakens, spread sectors may underperform.

As the period opened, fixed income markets were reasonably stable, with expectations for continued gradual tightening by the U.S. Federal Reserve Board (the Fed) in the face of moderate growth. However, these expectations were upended by the results of the November 2016 U.S. elections, which left the Republicans in control of the White House and both houses of Congress. Treasury yields rose sharply in anticipation that the new administration would move to implement business-friendly measures, such as lower taxes, reduced regulation and increased infrastructure spending. Bond prices overall weakened as interest rates rose, and credit sensitive areas of the market generally outperformed. These trends remained generally in force into March of 2017, when a softening in global energy prices led inflation expectations and Treasury yields lower. March also saw the Republicans fail to agree on a plan to reform health care, raising uncertainty about the implementation of the Trump administration's overall economic agenda and further curtailing sentiment with respect to growth and inflation.

"While backing off of the peaks reached in the immediate wake of the election, U.S. Treasury yields nonetheless finished the period notably higher."

Despite inflation readouts that were below its 2% target and a disappointing May jobs report, in June of 2017 the Fed implemented its third rate hike since December of 2016. The Fed would remain on hold through September. However, at its September meeting the Fed announced that it would begin to gradually reduce its holdings of mortgage-backed securities and Treasuries in October of 2017. The plan to reduce the Fed's balance sheet had been extensively foreshadowed and the market reaction to the announcement of the actual launch date was muted.

While backing off of the peaks reached in the immediate wake of the election, U.S. Treasury yields nonetheless finished the period notably higher, and the yield curve flattened as increases were more significant on shorter maturities. To illustrate, along the U.S. Treasury curve, the two-year yield rose from 0.77% to 1.44%, the five-year from 1.14% to 1.85%, the 10-year from 1.60% to 2.22%, the 20-year from 1.99% to 2.53% and the 30-year from 2.32% to 2.76%.

Positive and Negative Contributors to Performance

The fund emphasizes diversified holdings (diversification cannot protect against loss) and exposures from a wide variety of fixed income sectors. The fund had highly diversified exposure to securitized sectors during the period, including residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), asset-backed securities (ABS), collateralized mortgage obligations (CMOs) and collateralized loan obligations (CLOs). The allocation to securitized sectors was the largest positive contributor to the Fund's performance versus the benchmark for the period, as spreads narrowed on both fixed rated and floating rate holdings.

In an environment of narrowing credit spreads, an overweight position in investment-grade corporate issues added to returns, in particular, exposure to financials and economically sensitive industrials. In addition, the fund's performance was aided notably by an out-of-benchmark allocation to emerging-markets debt, where returns were boosted by a stabilization in commodity prices and a softening in the U.S. dollar as 2017 progressed. Exposure to high yield corporate bonds also added to relative performance, as strong U.S. credit fundamentals supported low default rates and further spread tightening.

Positioning with respect to overall portfolio duration and corresponding interest rate sensitivity added modestly to returns relative to the benchmark.

There were no material detractors from the fund's performance relative to the benchmark for the 12 months.

The fund used interest rate derivatives including swaps and U.S. Treasury futures as part of implementing the fund's overall duration stance and positioning along the yield curve, as well as to hedge against some interest rate risks. Currency forwards were used for hedging non-U.S.-dollar-denominated bonds, as well as for tactically shifting currency exposures, adding modestly to returns for the period.

Outlook and Positioning

As of September 30, 2017, the bulk of the portfolio was allocated as follows: 30% to securitized assets including ABS, MBS, CMBS, CLOs and CMOs, 44% to investment-grade corporate bonds, 10% to U.S. Treasuries, 8% to emerging-markets bonds, 5% to U.S. high-yield corporate bonds and 3% in government related bonds. At period end, the fund’s overall duration was 2.0 years vs. 1.9 years for the benchmark.

The fund is positioned with a bias toward capital preservation given the outlook for interest rates to move slightly higher. Against a stable inflation backdrop, we expect Fed tightening to remain incremental, while low interest rates overseas should help limit the potential for any unduly rapid rise in longer-term U.S. rates.

The Fund’s credit exposure remains broadly diversified. We remain constructive on the fundamentals for risk assets, based on an outlook for continued modest, if uneven, U.S. growth and improving growth outside the U.S. However, spreads have narrowed for both corporate credit and securitized assets and we have been moving up in quality while continuing to manage liquidity. The fund also has an up-in-quality focus with respect to its emerging markets position, with limited below investment grade holdings.

Strong demand for spread assets remains in place amid the global low yield environment. However, we are cognizant that the credit markets have outperformed strongly since the November 2016 U.S. election and that valuations are not cheap. As a result, we are reducing holdings of longer maturity issues and limiting exposure to less liquid credits. We continue to look for opportunities to diversify risks in the portfolio and for relative value opportunities created by volatility.

Portfolio Management Team

Prior to August 1, 2017, the portfolio management team was as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2010.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998-2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Rick Smith, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

— Senior Portfolio Manager: New York.

— BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

Darwei Kung, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2011.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001-2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Effective August 1, 2017, the portfolio management team is as follows:

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2006.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Rick Smith, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2016.

— Joined Deutsche Asset Management in 2004 with 21 years of industry experience. Prior to joining, he served 11 years as a Fixed Income Investment Grade Portfolio Manager at MFS Investments. Previously, he worked as a Research Analyst at Salomon Brothers.

— Senior Portfolio Manager: New York.

— BA in Economics, Vassar College; MBA in Finance, Vanderbilt University.

Thomas J. Sweeney, CFA, Director

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2005 with 4 years of industry experience. Prior to his current role, he served as a structured trader. Previously, he worked in the Technology division. Before joining, he developed portfolio analytics systems at Merrill Lynch as a part of their Private Investors Technology Group.

— Portfolio Manager / Structured Finance Sector Head: NewYork

— BS in Computer Science, Rutgers College.

Jeff Morton, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2017.

— Joined Deutsche Asset Management in 2011 with 13 years of industry experience. Prior to joining, he served as a Portfolio Manager at Fischer Francis Trees and Watts. Previously, he worked as a Vice President at Credit Suisse and at Blackrock.

— Fixed Income Portfolio Manager: NewYork.

— BS in Major Industrial Management and Economics, Carnegie Mellon University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

The yield curve is a graphical representation of how yields on bonds of different maturities compare. Normally, yield curves slant up, as bonds with longer maturities typically offer higher yields than short-term bonds.

Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

Asset-backed securities (ABS) are bonds backed by receivables from consumer debt such as credit cards, home equity loans and auto loans.

Collateralized-mortgage obligations (CMOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest payments on underlying mortgage pools.

Commercial mortgage-backed securities (CMBS) are secured by loans on commercial properties.

Collateralized loan obligations (CLOs) are securities structured to provide investors with the right to receive specified cash flows from principal and interest on underlying pools of business loans.

Duration, which is expressed in years, measures the sensitivity of the price of a bond or bond fund to a change in interest rates.

Credit spreads represent the incremental yield provided by lower quality securities.

Forwards are contractual agreements to buy or sell a particular commodity or financial instrument at a pre-determined price in the future.

Derivatives are contracts whose values can be based on a variety of instruments including indices, currencies or securities. They can be utilized for a variety of reasons including for hedging purposes; for risk management; for non-hedging purposes to seek to enhance potential gains; or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary September 30, 2017 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	2.06%	1.18%	1.96%
Adjusted for the Maximum Sales Charge (max 2.75% load)	–0.75%	0.62%	1.68%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.66%	0.91%	2.09%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	2.06	1.16	1.95%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–0.49	0.65	1.69%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.66	0.91	2.09%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
Unadjusted for Sales Charge	1.29%	0.42%	1.21%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.29%	0.42%	1.21%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.66%	0.91%	2.09%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 9/30/17
No Sales Charges		2.31%	1.21%
Bloomberg Barclays 1–3 Year Government/Credit Index†		0.66%	1.02%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 9/30/17
No Sales Charges	2.43%	1.43%	2.21%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.66%	0.91%	2.09%
Institutional Class	1-Year	5-Year	Life of Class**
Average Annual Total Returns as of 9/30/17
No Sales Charges	2.43%	1.44%	2.34%
Bloomberg Barclays 1–3 Year Government/Credit Index†	0.66%	0.91%	1.76%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2017 (March 16, 2017 for Class T shares) are 0.89%, 0.94%, 1.64%, 0.75%, 0.70% and 0.61% for Class A, T, C, R6, S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Class S shares of Deutsche Short Duration Fund during such periods and have been adjusted to reflect the higher total annual operating expenses. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Short Duration Fund — Class A ■ Bloomberg Barclays 1–3 Year Government/Credit Index†

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 2.75%. This results in a net initial investment of $9,725.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014.

** Institutional Class shares commenced operations on August 27, 2008.

† Bloomberg Barclays 1–3 Year Government/Credit Index is an unmanaged index consisting of all U.S. government agency and Treasury securities, as well as all investment-grade corporate debt securities with maturities of one to three years.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
9/30/17	$ 8.69	$ 8.69	$ 8.68	$ 8.70	$ 8.72	$ 8.70
6/5/17 (commencement of operations of Class T)	$ —	$ 8.70	$ —	$ —	$ —	$ —
9/30/16	$ 8.74	$ —	$ 8.73	$ 8.75	$ 8.76	$ 8.74
Distribution Information as of 9/30/17
Income Dividends, Twelve Months	$ .23	$ .07***	$ .16	$ .25	$ .25	$ .25
September Income Dividend	$ .0183	$ .0183	$ .0129	$ .0201	$ .0201	$ .0201
SEC 30-day Yield††	1.74%	1.79%	1.05%	2.04%	2.04%	2.04%
Current Annualized Distribution Rate††	2.52%	2.52%	1.78%	2.77%	2.77%	2.77%

*** For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

†† The SEC yield is net investment income per share earned over the month ended September 30, 2017, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 1.75%, 1.95% and 1.58% for Class T, Class R6, and Institutional Class shares, respectively, had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on September 30, 2017. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 2.48%, 2.68% and 2.31% for Class T, Class R6 and Institutional Class shares, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

Portfolio Summary (Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	9/30/17	9/30/16

Corporate Bonds	55%	49%
Asset-Backed	16%	17%
Government & Agency Obligations	14%	16%
Collateralized Mortgage Obligations	6%	8%
Commercial Mortgage-Backed Securities	6%	8%
Mortgage-Backed Securities Pass-Throughs	2%	2%
Cash Equivalents	1%	0%
Loan Participations and Assignments	0%	0%
Convertible Bonds	0%	0%
Common Stocks	0%	0%
	100%	100%

Quality (Excluding Securities Lending Collateral and Cash Equivalents)	9/30/17	9/30/16

AAA	26%	26%
AA	14%	16%
A	19%	18%
BBB	31%	31%
BB	6%	6%
B	3%	3%
CCC	0%	0%
Not Rated	1%	0%
	100%	100%

The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's"), Fitch Ratings, Inc. ("Fitch") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Interest Rate Sensitivity	9/30/17	9/30/16

Effective Maturity	2.7 years	2.6 years
Effective Duration	2.0 years	2.0 years

Effective maturity is the weighted average of the maturity date of bonds held by the fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 75 for contact information.

Investment Portfolio as of September 30, 2017

		Principal Amount ($)(a)	Value ($)

Corporate Bonds 55.0%
Consumer Discretionary 4.9%
Ally Financial, Inc., 3.25%, 11/5/2018		165,000	166,470
Charter Communications Operating LLC, 3.579%, 7/23/2020		4,130,000	4,239,764
Discovery Communications LLC, Series 2YR, 2.2%, 9/20/2019		1,065,000	1,068,536
Ford Motor Credit Co., LLC, 2.021%, 5/3/2019		5,710,000	5,706,635
General Motors Co.:
3-month USD-LIBOR + 0.800%, 2.112%**, 8/7/2020		2,335,000	2,337,104
3.5%, 10/2/2018		380,000	386,170
General Motors Financial Co., Inc., 3.2%, 7/13/2020		3,195,000	3,272,018
Hyundai Capital America:
144A, 2.5%, 3/18/2019		5,000,000	5,003,508
144A, 2.875%, 8/9/2018		2,301,000	2,312,965
Lennar Corp., 4.125%, 12/1/2018		110,000	111,806
Newell Brands, Inc., 2.6%, 3/29/2019		939,000	946,515
Nissan Motor Acceptance Corp., 144A, 2.0%, 3/8/2019		4,840,000	4,843,487
Penske Automotive Group, Inc., 3.75%, 8/15/2020		260,000	265,200
RCI Banque SA, 144A, 3.5%, 4/3/2018		9,000,000	9,067,168
Rivers Pittsburgh Borrower LP, 144A, 6.125%, 8/15/2021		80,000	80,800
Scientific Games International, Inc., 144A, 7.0%, 1/1/2022		1,290,000	1,369,013
TRI Pointe Group, Inc., 4.875%, 7/1/2021		1,375,000	1,436,875
			42,614,034
Consumer Staples 1.7%
BAT Capital Corp., 144A, 2.764%, 8/15/2022		5,265,000	5,294,582
Kraft Heinz Foods Co.:
2.8%, 7/2/2020		3,890,000	3,960,277
3.5%, 7/15/2022		4,000,000	4,139,655
Tyson Foods, Inc., 2.25%, 8/23/2021		1,155,000	1,148,987
			14,543,501
Energy 6.7%
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (b)		2,500,000	2,537,500
Columbia Pipeline Group, Inc., 2.45%, 6/1/2018		2,300,000	2,307,911
ConocoPhillips Co., 4.2%, 3/15/2021		3,630,000	3,860,451
Continental Resources, Inc., 5.0%, 9/15/2022		2,500,000	2,540,625
Delek & Avner Tamar Bond Ltd., 144A, 3.839%, 12/30/2018		3,170,400	3,224,868
Enbridge, Inc., 2.9%, 7/15/2022		1,195,000	1,201,995
Energy Transfer LP, 4.15%, 10/1/2020		3,850,000	4,020,892
EQT Corp., 2.5%, 10/1/2020 (c)		1,770,000	1,776,588
Kinder Morgan Energy Partners LP, 2.65%, 2/1/2019		10,000,000	10,055,204
Kinder Morgan, Inc., 7.25%, 6/1/2018		35,000	36,233
ONEOK Partners LP:
3.2%, 9/15/2018		5,375,000	5,439,505
3.8%, 3/15/2020		4,500,000	4,614,270
Petrobras Global Finance BV:
6.125%, 1/17/2022		1,095,000	1,177,125
8.375%, 5/23/2021		3,965,000	4,586,018
Petroleos Mexicanos:
144A, 5.375%, 3/13/2022		714,000	762,873
5.5%, 2/4/2019		2,000,000	2,084,000
6.375%, 2/4/2021		2,000,000	2,191,020
Precision Drilling Corp., 6.5%, 12/15/2021		2,500,000	2,531,250
Sunoco LP, 6.25%, 4/15/2021		2,200,000	2,305,270
Whiting Petroleum Corp., 5.75%, 3/15/2021 (b)		2,000,000	1,965,000
			59,218,598
Financials 27.7%
ABN AMRO Bank NV, 144A, 2.1%, 1/18/2019		8,000,000	8,024,544
AerCap Ireland Capital DAC, 3.95%, 2/1/2022		2,585,000	2,690,651
Air Lease Corp., 2.125%, 1/15/2020		4,065,000	4,058,584
ANZ New Zealand International Ltd., 144A, 2.2%, 7/17/2020		3,000,000	3,002,459
Ares Capital Corp., 3.625%, 1/19/2022		8,000,000	8,117,023
Bank of America Corp., Series L, 2.6%, 1/15/2019		10,000,000	10,080,824
Bank of Ceylon, REG S, 5.325%, 4/16/2018		1,510,000	1,521,023
Banque Federative du Credit Mutuel SA, 144A, 2.75%, 1/22/2019		11,000,000	11,124,337
BNZ International Funding Ltd., 144A, 2.35%, 3/4/2019		9,000,000	9,050,849
BPCE SA, 144A, 3.0%, 5/22/2022		1,500,000	1,508,286
Capital One NA, 1.85%, 9/13/2019		9,715,000	9,646,812
Citigroup, Inc.:
2.05%, 12/7/2018		2,857,000	2,861,126
2.45%, 1/10/2020		8,000,000	8,063,512
Citizens Bank NA, 2.5%, 3/14/2019		4,000,000	4,028,179
Credit Agricole SA, 144A, 3.375%, 1/10/2022		8,000,000	8,179,900
Credit Suisse Group AG, 144A, 3.574%, 1/9/2023		5,000,000	5,120,280
Dexia Credit Local SA, 144A, 1.875%, 9/15/2021		5,000,000	4,904,250
Fifth Third Bank, 1.625%, 9/27/2019		4,415,000	4,387,839
FS Investment Corp., 4.25%, 1/15/2020		5,000,000	5,124,931
Global Bank Corp., 144A, 4.5%, 10/20/2021		2,875,000	2,942,562
HSBC U.S.A., Inc., 2.75%, 8/7/2020		8,000,000	8,143,760
ING Groep NV, 3.15%, 3/29/2022		1,580,000	1,610,064
Intesa Sanpaolo SpA, 144A, 3.125%, 7/14/2022		2,955,000	2,962,293
KeyBank NA, 1.6%, 8/22/2019		660,000	656,460
Lloyds Bank PLC, 2.3%, 11/27/2018		2,005,000	2,016,530
Lloyds Banking Group PLC, 3.1%, 7/6/2021		1,160,000	1,179,490
Macquarie Group Ltd., 144A, 3.0%, 12/3/2018		11,000,000	11,132,686
Morgan Stanley, 2.5%, 1/24/2019		10,000,000	10,083,551
National Savings Bank, 144A, 8.875%, 9/18/2018		2,500,000	2,618,250
QBE Insurance Group Ltd., 144A, 2.4%, 5/1/2018		10,000,000	10,010,830
Regions Financial Corp., 3.2%, 2/8/2021		6,000,000	6,131,537
Santander Holdings U.S.A., Inc., 2.7%, 5/24/2019		8,160,000	8,224,366
Santander UK PLC, 2.5%, 3/14/2019		9,505,000	9,591,328
Skandinaviska Enskilda Banken AB:
144A, 1.375%, 5/29/2018		5,000,000	4,990,122
1.5%, 9/13/2019		6,000,000	5,939,754
144A, 2.375%, 3/25/2019		2,905,000	2,926,262
Standard Chartered PLC, 144A, 2.1%, 8/19/2019		4,000,000	3,995,207
Suncorp-Metway Ltd., 144A, 2.1%, 5/3/2019		1,045,000	1,044,143
Swedbank AB, 144A, 2.375%, 2/27/2019		4,785,000	4,814,452
Synchrony Bank, 3.0%, 6/15/2022		10,300,000	10,274,532
Synchrony Financial, 3.0%, 8/15/2019		1,573,000	1,598,712
The Goldman Sachs Group, Inc.:
2.0%, 4/25/2019		5,445,000	5,444,162
2.625%, 1/31/2019		5,500,000	5,547,468
The Huntington National Bank, 2.2%, 11/6/2018		1,995,000	2,001,342
Turkiye Is Bankasi, 144A, 5.5%, 4/21/2022		2,500,000	2,542,750
UniCredit Luxembourg Finance SA, 144A, 6.0%, 10/31/2017		3,170,000	3,178,283
			243,096,305
Health Care 1.6%
Allergan Funding SCS, 2.35%, 3/12/2018		4,215,000	4,227,279
Becton, Dickinson & Co., 2.133%, 6/6/2019		2,000,000	2,005,506
Forest Laboratories LLC, 144A, 4.375%, 2/1/2019		1,589,000	1,629,522
Mallinckrodt International Finance SA, 3.5%, 4/15/2018 (b)		640,000	640,000
Mylan NV, 3.15%, 6/15/2021		2,500,000	2,543,808
Teva Pharmaceutical Finance Netherlands III BV, 1.7%, 7/19/2019		3,055,000	3,010,842
			14,056,957
Industrials 1.2%
Adani Ports & Special Economic Zone Ltd., 144A, 3.5%, 7/29/2020		2,500,000	2,544,752
Atento Luxco 1 SA, 144A, 6.125%, 8/10/2022		965,000	1,007,470
CNH Industrial Capital LLC, 3.875%, 10/15/2021		2,185,000	2,245,361
Fortive Corp., 1.8%, 6/15/2019		970,000	969,107
Harris Corp., 2.7%, 4/27/2020		1,890,000	1,909,840
Park Aerospace Holdings Ltd., 144A, 4.5%, 3/15/2023		1,750,000	1,747,567
			10,424,097
Information Technology 2.7%
Broadcom Corp., 144A, 2.375%, 1/15/2020		5,000,000	5,027,620
Dell International LLC:
144A, 3.48%, 6/1/2019		6,620,000	6,751,455
144A, 5.875%, 6/15/2021		480,000	501,802
Fidelity National Information Services, Inc., 2.25%, 8/15/2021		4,550,000	4,519,406
Seagate HDD Cayman:
3.75%, 11/15/2018		2,480,000	2,523,375
144A, 4.25%, 3/1/2022		1,250,000	1,243,005
VMware, Inc., 2.95%, 8/21/2022		3,200,000	3,219,112
			23,785,775
Materials 2.8%
Ak Steel Corp., 7.625%, 10/1/2021 (b)		2,500,000	2,600,000
AngloGold Ashanti Holdings PLC, 5.375%, 4/15/2020		2,500,000	2,627,250
CF Industries, Inc., 144A, 3.4%, 12/1/2021		535,000	545,397
Chemours Co., 6.625%, 5/15/2023 (b)		3,000,000	3,191,250
Equate Petrochemical BV, 144A, 3.0%, 3/3/2022		1,815,000	1,799,573
Gold Fields Orogen Holdings BVI Ltd., 144A, 4.875%, 10/7/2020		3,000,000	3,082,500
Goldcorp, Inc., 2.125%, 3/15/2018		1,490,000	1,491,497
Hudbay Minerals, Inc., 144A, 7.25%, 1/15/2023		300,000	319,500
NOVA Chemicals Corp., 144A, 4.875%, 6/1/2024		1,260,000	1,275,750
SAN Miguel Industrias Pet SA, 144A, 4.5%, 9/18/2022		280,000	283,640
Teck Resources Ltd., 4.75%, 1/15/2022		5,000,000	5,285,950
United States Steel Corp., 144A, 8.375%, 7/1/2021		2,200,000	2,431,000
			24,933,307
Real Estate 2.1%
American Tower Corp., (REIT), 3.4%, 2/15/2019		6,126,000	6,237,748
Government Properties Income Trust, (REIT), 3.75%, 8/15/2019		4,850,000	4,918,864
Select Income REIT, (REIT), 4.15%, 2/1/2022		5,000,000	5,080,299
Starwood Property Trust, Inc., (REIT), 5.0%, 12/15/2021		1,545,000	1,612,594
VEREIT Operating Partnership LP, (REIT), 4.125%, 6/1/2021		490,000	512,258
			18,361,763
Telecommunication Services 1.9%
AT&T, Inc.:
2.45%, 6/30/2020		4,360,000	4,391,078
2.85%, 2/14/2023		4,730,000	4,700,298
CenturyLink, Inc., Series V, 5.625%, 4/1/2020		850,000	886,933
Frontier Communications Corp., 8.125%, 10/1/2018		850,000	858,500
Level 3 Financing, Inc., 5.375%, 8/15/2022		2,500,000	2,574,525
SBA Communications Corp., 144A, 4.0%, 10/1/2022		1,200,000	1,206,000
Sprint Spectrum Co., LLC, 144A, 3.36%, 3/20/2023		620,000	629,300
VimpelCom Holdings BV, 144A, 3.95%, 6/16/2021		1,590,000	1,598,745
			16,845,379
Utilities 1.7%
AES Argentina Generacion SA, 144A, 7.75%, 2/2/2024 (b)		1,091,000	1,169,355
Dominion Energy, Inc., Series B, 1.6%, 8/15/2019		1,300,000	1,291,625
Dynegy, Inc., 7.375%, 11/1/2022		2,500,000	2,603,125
Korea East-West Power Co., Ltd., 144A, 2.625%, 6/19/2022		2,665,000	2,631,605
Majapahit Holding BV, 144A, 7.75%, 1/20/2020		2,500,000	2,787,750
NRG Energy, Inc., 7.875%, 5/15/2021		313,000	321,999
PG&E Corp., 2.4%, 3/1/2019		3,820,000	3,839,771
			14,645,230
Total Corporate Bonds (Cost $476,851,824)			482,524,946

Mortgage-Backed Securities Pass-Throughs 1.7%
Federal Home Loan Mortgage Corp., 3.0%, 4/1/2027		2,272,264	2,340,162
Federal National Mortgage Association:
12-month USD-LIBOR + 1.492%, 2.456%**, 1/1/2044		7,920,001	8,129,277
3.0%, 5/1/2027		3,794,377	3,909,544
Government National Mortgage Association:
6.0%, with various maturities from 1/15/2022 until 1/15/2039		414,872	447,118
6.5%, with various maturities from 8/20/2038 until 2/20/2039		348,914	377,769
9.5%, with various maturities from 5/15/2018 until 7/15/2020		181	183
Total Mortgage-Backed Securities Pass-Throughs (Cost $15,405,088)			15,204,053

Asset-Backed 16.3%
Automobile Receivables 3.6%
AmeriCredit Automobile Receivables Trust:
"B", Series 2016-3, 1.8%, 10/8/2021		4,570,000	4,541,290
"C", Series 2015-3, 2.73%, 3/8/2021		1,750,000	1,767,228
"C", Series 2016-2, 2.87%, 11/8/2021		1,750,000	1,771,846
"C", Series 2015-4, 2.88%, 7/8/2021		2,250,000	2,270,734
"D", Series 2017-1, 3.13%, 1/18/2023		3,420,000	3,438,876
Avis Budget Rental Car Funding AESOP LLC:
"B", Series 2014-2A, 144A, 3.29%, 2/20/2021		4,000,000	3,988,424
"C", Series 2015-1A, 144A, 3.96%, 7/20/2021		2,000,000	1,987,703
CPS Auto Receivables Trust:
"D", Series 2014-A, 144A, 5.11%, 2/18/2020		660,000	675,952
"D", Series 2014-D, 144A, 5.33%, 11/16/2020		2,140,000	2,178,432
Hertz Vehicle Financing LLC, "A", Series 2017-2A, 144A, 3.29%, 10/25/2023		4,000,000	3,997,865
Santander Drive Auto Receivables Trust:
"B", Series 2016-2, 2.08%, 2/16/2021		1,500,000	1,504,096
"C", Series 2015-4, 2.97%, 3/15/2021		2,876,000	2,908,723
Skopos Auto Receivables Trust:
"A", Series 2015-1A, 144A, 3.1%, 12/15/2023		390,504	390,640
"A", Series 2015-2A, 144A, 3.55%, 2/15/2020		147,405	147,435
			31,569,244
Credit Card Receivables 1.7%
BA Credit Card Trust, "A2", Series 2017-A2, 1.84%, 1/17/2023		1,550,000	1,543,307
Chase Issuance Trust, "A", Series 2016-A2, 1.37%, 6/15/2021		5,560,000	5,523,621
Master Credit Card Trust II, "C", Series 2017-1A, 144A, 3.06%, 7/21/2021		2,920,000	2,922,732
World Financial Network Credit Card Master Trust, "M", Series 2016-A, 2.33%, 4/15/2025		5,000,000	4,950,057
			14,939,717
Home Equity Loans 0.1%
Ameriquest Mortgage Securities, Inc., "A6", Series 2003-5, 5.041%, 4/25/2033		117,470	118,134
GMAC Mortgage Corp. Loan Trust, "A5", Series 2003-HE2, 4.59%, 4/25/2033		860	859
Home Loan Trust, "A7", Series 2001-HI4, 7.24%, 10/25/2026		311,808	309,508
NovaStar Mortgage Funding Trust, "M3", Series 2004-3, 1-month USD-LIBOR + 1.050%, 2.287%**, 12/25/2034		697,378	693,512
			1,122,013
Manufactured Housing Receivables 0.0%
Lehman ABS Manufactured Housing Contract Trust, "A6", Series 2001-B, 6.467%**, 4/15/2040		182,964	187,494
Miscellaneous 10.0%
A Voce CLO Ltd., "A1R", Series 2014-1A, 144A, 3-month USD-LIBOR + 1.160%, 2.318%**, 7/15/2026		3,000,000	3,006,189
ALM V Ltd., "A1R2", Series 2012-5A, 144A, 3-month USD-LIBOR + 1.420%, 2.578%**, 10/18/2027		1,000,000	1,006,826
ALM VIII Ltd., "A1R", Series 2013-8A, 144A, 3-month USD-LIBOR + 1.490%, 2.648%**, 10/15/2028		3,750,000	3,778,504
Ares XXIX CLO Ltd., "A2R", Series 2014-1A, 144A, 3-month USD-LIBOR + 1.600%, 2.758%**, 4/17/2026		10,000,000	10,008,150
Atrium X, "B1R", Series 10A, 144A, 3-month USD-LIBOR + 1.450%, 2.536%**, 7/16/2025		3,000,000	3,002,685
Atrium XI, "BR", Series 11A, 144A, 3-month USD-LIBOR + 1.500%, 2.653%**, 10/23/2025		750,000	751,186
Bristol Park CLO Ltd., "A", Series 2016-1A, 144A, 3-month USD-LIBOR + 1.420%, 2.578%**, 4/15/2029		3,750,000	3,791,306
Carlyle Global Market Strategies CLO Ltd., "AR", Series 2014-2A, 144A, 3-month USD-LIBOR + 1.250%, 2.432%**, 5/15/2025		1,590,000	1,594,474
Countrywide Home Equity Loan Trust, "2A", Series 2006-I, 1-month USD-LIBOR + 0.140%, 1.367%**, 1/15/2037		2,580,754	2,436,340
Credit-Based Asset Servicing and Securitization LLC, "AF2", Series 2006-CB2, 5.501%, 12/25/2036		2,789,144	2,209,486
Dell Equipment Finance Trust, "A3", Series 2016-1, 144A, 1.65%, 7/22/2021		3,400,000	3,399,284
Domino's Pizza Master Issuer LLC:
"A2II", Series 2017-1A, 144A, 3.082%, 7/25/2047		10,000,000	9,952,900
"A2I", Series 2015-1A, 144A, 3.484%, 10/25/2045		3,950,000	3,991,317
First Franklin Mortgage Loan Asset Backed Certificates, "A2B", Series 2005-FF12, 1-month USD-LIBOR + 0.260%, 1.494%**, 11/25/2036		679,486	679,322
Galaxy XV CLO Ltd., "A", Series 2013-15A, 144A, 3-month USD-LIBOR + 1.250%, 2.408%**, 4/15/2025		479,673	480,166
North End CLO Ltd., "A", Series 2013-1A, 144A, 3-month USD-LIBOR + 1.150%, 2.308%**, 7/17/2025		8,000,000	8,013,432
Oak Hill Credit Partners X Ltd., "AR", Series 2014-10A, 144A, 3-month USD-LIBOR + 1.130%, 2.286%**, 7/20/2026		1,150,000	1,154,996
Octagon Investment Partners XVI Ltd., "B1", Series 2013-1A, 144A, 3-month USD-LIBOR + 1.600%, 2.758%**, 7/17/2025		5,500,000	5,513,013
Octagon Investment Partners XXI Ltd., "A1AR", Series 2014-1A, 144A, 3-month USD-LIBOR + 1.350%, 2.532%**, 11/14/2026		2,200,000	2,211,095
Park Place Securities, Inc., "M2", Series 2004-WHQ2, 1-month USD-LIBOR + 0.945%, 2.179%**, 2/25/2035		626,285	627,141
Taco Bell Funding LLC, "A2I", Series 2016-1A, 144A, 3.832%, 5/25/2046		2,346,300	2,392,053
Venture XVI CLO Ltd., "A1R", Series 2014-16A, 144A, 3-month USD-LIBOR + 1.120%, 2.278%**, 4/15/2026		7,500,000	7,504,927
Voya CLO Ltd.:
"A1R", Series 2014-2A, 144A, 3-month USD-LIBOR + 1.250%, 2.408%**, 4/17/2030		6,950,000	6,999,866
"A1", Series 2015-1A, 144A, 3-month USD-LIBOR + 1.480%, 2.638%**, 4/18/2027		3,015,000	3,020,339
			87,524,997
Student Loans 0.9%
SLM Student Loan Trust:
"A6", Series 2004-1, 144A, 3-month USD-LIBOR + 0.750%, 1.906%**, 7/25/2039		5,500,000	5,302,344
"A4", Series 2008-5, 3-month USD-LIBOR + 1.700%, 2.856%**, 7/25/2023		2,287,236	2,354,922
			7,657,266
Total Asset-Backed (Cost $142,238,518)			143,000,731

Commercial Mortgage-Backed Securities 5.6%
Banc of America Commercial Mortgage Trust, "AM", Series 2006-3, 5.722%**, 7/10/2044		2,359,422	1,661,714
BBCMS Trust, "A", Series 2015-RRI, 144A, 1-month USD-LIBOR + 1.250%, 2.484%**, 5/15/2032		1,912,690	1,913,893
Bear Stearns Commercial Mortgage Securities, "A4", Series 2007-PW18, 5.7%, 6/11/2050		285,901	285,780
CD Commercial Mortgage Trust, "AMA", Series 2007-CD5, 6.581%**, 11/15/2044		629,606	629,255
Citigroup Commercial Mortgage Trust, "M", Series 2005-EMG, 144A, 5.5%, 9/20/2051		375,585	346,393
Cold Storage Trust, "A", Series 2017-ICE3, 144A, 1-month USD-LIBOR + 1.000%, 2.234%**, 4/15/2036		7,000,000	7,021,724
DBCG Mortgage Trust, "A", Series 2017-BBG, 144A, 1-month USD-LIBOR + 0.700%, 1.934%**, 6/15/2034		3,920,000	3,923,662
FHLMC Multifamily Structured Pass-Through Certificates:
"X1", Series K058, Interest Only, 1.058%**, 8/25/2026		23,817,262	1,624,394
"X1", Series K722, Interest Only, 1.442%**, 3/25/2023		15,917,840	926,291
GE Capital Commercial Mortgage Corp., "J", Series 2005-C2, 144A, 5.704%**, 5/10/2043		107,618	105,335
GMAC Commercial Mortgage Securities, Inc., "B", Series 2004-C3, 4.965%, 12/10/2041		185,298	187,193
Greenwich Capital Commercial Funding Corp., "AM", Series 2006-GG7, 5.766%**, 7/10/2038		1,150,912	1,160,453
Hospitality Mortgage Trust, "A", Series 2017-HIT, 144A, 1-month USD-LIBOR + 0.850%, 2.082%**, 5/8/2030		2,360,000	2,362,945
IMT Trust, "BFL", Series 2017-APTS, 144A, 1-month USD-LIBOR + 0.950%, 2.184%**, 6/15/2034		5,000,000	4,999,996
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A3SF", Series 2006-LDP9, 1-month USD-LIBOR + 0.155%, 1.382%**, 5/15/2047		5,320,445	5,306,317
"B", Series 2005-LDP4, 5.129%, 10/15/2042		1,245,445	1,241,872
"H", Series 2004-CB8, 144A, 5.786%**, 1/12/2039		5,000,000	5,123,040
"C", Series 2006-LDP6, 5.862%**, 4/15/2043		399,934	399,503
"A1A", Series 2008-C2, 5.998%, 2/12/2051		2,047,590	2,048,396
"F", Series 2003-PM1A, 144A, 6.009%**, 8/12/2040		1,026,645	1,032,371
JPMorgan Commercial Mortgage-Backed Securities Trust, "A4B", Series 2009-RR1, 144A, 5.715%**, 3/18/2051		34,746	34,674
LB Commercial Mortgage Trust, "J", Series 1998-C4, 144A, 5.6%, 10/15/2035		418,549	424,512
LB-UBS Commercial Mortgage Trust, "E", Series 2005-C3, 4.983%, 7/15/2040		1,821,000	1,872,652
Morgan Stanley Capital Barclays Bank Trust, "B", Series 2016-MART, 144A, 2.48%, 9/13/2031		2,000,000	1,971,399
UBS Commercial Mortgage Trust, "XA", Series 2017-C1, Interest Only, 1.777%**, 6/15/2050		25,601,819	2,946,393
Total Commercial Mortgage-Backed Securities (Cost $50,609,912)			49,550,157

Collateralized Mortgage Obligations 6.4%
Banc of America Funding Corp., "1A1", Series 2008-R2, 144A, 6.0%, 9/25/2037		441,796	455,365
Banc of America Mortgage Securities, Inc.:
"2A3", Series 2005-J, 3.435%**, 11/25/2035		267,952	249,656
"2A8", Series 2003-J, 3.448%**, 11/25/2033		512,381	513,814
"A15", Series 2006-2, 6.0%, 7/25/2046		22,577	21,417
Bear Stearns Adjustable Rate Mortgage Trust, "5A", Series 2003-8, 3.046%**, 1/25/2034		605,998	592,308
Citigroup Mortgage Loan Trust, Inc., "8A1", Series 2009-5, 144A, 6.0%, 6/25/2036		201,838	202,655
Credit Suisse First Boston Mortgage Securities Corp., "5A1", Series 2004-7, 5.0%, 10/25/2019		755,145	761,539
Fannie Mae Connecticut Avenue Securities:
"1M1", Series 2016-C04, 1-month USD-LIBOR + 1.450%, 2.684%**, 1/25/2029		2,515,722	2,539,115
"1M1", Series 2016-C03, 1-month USD-LIBOR + 2.000%, 3.234%**, 10/25/2028		773,951	787,049
"1M1", Series 2016-C02, 1-month USD-LIBOR + 2.150%, 3.384%**, 9/25/2028		1,426,054	1,441,675
Federal Home Loan Mortgage Corp.:
"PT", Series 3586, 1.632%**, 2/15/2038		735,899	665,047
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		3,643,262	521,675
"CI", Series 4104, Interest Only, 4.0%, 5/15/2041		9,399,592	1,386,943
"LG", Series 4281, 4.0%, 1/15/2043		7,909,816	8,242,847
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		19,483,743	3,780,006
Federal National Mortgage Association:
"KI", Series 2014-30, Interest Only, 3.5%, 5/25/2033		8,781,528	985,484
"9", Series 406, Interest Only, 4.5%, 2/25/2041		3,921,695	838,843
"IX", Series 2012-72, Interest Only, 4.5%, 7/25/2042		3,173,457	629,026
"IM", Series 2014-72, Interest Only, 4.5%, 3/25/2044		4,332,731	720,040
"1A6", Series 2007-W8, 6.535%**, 9/25/2037		1,001,757	1,092,346
Freddie Mac Structured Agency Credit Risk Debt Notes:
"M2", Series 16-DNA3, 1-month USD-LIBOR + 2.000%, 3.234%**, 12/25/2028		2,555,556	2,609,421
"M2", Series 2016-DNA2, 1-month USD-LIBOR + 2.200%, 3.434%**, 10/25/2028		3,666,666	3,726,415
"M2", Series 2015-DNA3, 1-month USD-LIBOR + 2.850%, 4.084%**, 4/25/2028		5,779,671	5,995,578
"M2", Series 2016-DNA1, 1-month USD-LIBOR + 2.900%, 4.134%**, 7/25/2028		4,000,000	4,133,356
Government National Mortgage Association:
"IT", Series 2013-82, Interest Only, 3.5%, 5/20/2043		25,982,561	4,899,633
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		4,830,062	635,432
"HI", Series 2015-77, Interest Only, 4.0%, 5/20/2045		8,025,751	1,560,565
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		3,242,987	549,405
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		3,621,598	554,359
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		2,252,514	405,497
"IO", Series 2008-7, Interest Only, 5.5%, 3/20/2037		783,353	93,575
JPMorgan Mortgage Trust, "6A1", Series 2005-A6, 3.75%**, 8/25/2035		1,426,234	1,436,985
Prudential Home Mortgage Securities Co., Inc., "4B", Series 1994-A, 144A, 6.73%**, 4/28/2024		2,233	2,214
Residential Accredit Loans, Inc., "A1", Series 2003-QS18, 5.0%, 9/25/2018		203,479	203,983
Residential Asset Mortgage Products, Inc.:
"A5", Series 2005-SL1, 6.5%, 5/25/2032		480,738	478,889
"A3", Series 2004-SL3, 7.5%, 12/25/2031		481,257	475,722
Residential Funding Mortgage Securities I, "A1", Series 2005-S3, 4.75%, 3/25/2020		836,554	839,982
Washington Mutual Mortgage Pass-Through Certificates Trust:
"2A3", Series 2003-S6, 4.75%, 7/25/2018		72,053	72,206
"A9", Series 2003-S9, 5.25%, 10/25/2033		634,580	661,148
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, "3A1", Series 2003-MS2, 5.0%, 3/25/2018		78,878	78,914
Total Collateralized Mortgage Obligations (Cost $55,019,802)			55,840,129

Government & Agency Obligations 14.3%
Other Government Related (d) 1.6%
Corp. Andina de Fomento, 2.0%, 5/10/2019		5,620,000	5,616,311
MMC Norilsk Nickel OJSC, 144A, 5.55%, 10/28/2020		1,500,000	1,593,870
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		2,000,000	2,161,820
Vnesheconombank:
144A, 4.224%, 11/21/2018		2,000,000	2,024,000
144A, 6.902%, 7/9/2020 (b)		2,000,000	2,162,680
			13,558,681
Sovereign Bonds 2.9%
Hazine Mustesarligi Varlik Kiralama AS, 144A, 4.251%, 6/8/2021		3,500,000	3,555,405
Japan Bank for International Cooperation:
2.125%, 6/1/2020		2,000,000	2,001,562
2.125%, 7/21/2020		3,000,000	3,008,248
KazAgro National Management Holding JSC:
REG S, 3.255%, 5/22/2019	EUR	2,500,000	3,010,891
144A, 4.625%, 5/24/2023		1,000,000	1,006,302
Republic of Colombia, 4.375%, 7/12/2021		3,000,000	3,201,000
Republic of Croatia, 144A, 6.625%, 7/14/2020		1,650,000	1,816,756
Republic of Hungary, 6.25%, 1/29/2020		2,000,000	2,180,000
Republic of Indonesia, 144A, 2.875%, 7/8/2021	EUR	2,300,000	2,927,555
Republic of Portugal, 144A, 5.125%, 10/15/2024		2,500,000	2,652,875
			25,360,594
U.S. Treasury Obligations 9.8%
U.S. Treasury Bill, 1.18%***, 8/16/2018 (e)		2,590,000	2,560,859
U.S. Treasury Notes:
0.75%, 10/31/2017		800,000	799,816
0.75%, 2/15/2019		24,000,000	23,784,375
0.875%, 7/15/2018		10,000,000	9,966,015
1.0%, 12/31/2017		1,000,000	999,627
1.125%, 1/15/2019		14,500,000	14,446,758
1.25%, 4/30/2019		29,000,000	28,916,172
1.375%, 1/31/2021		5,000,000	4,947,070
			86,420,692
Total Government & Agency Obligations (Cost $125,244,240)			125,339,967

Loan Participations and Assignments 0.0%
Senior Loans
Coach America Holdings, Inc., Letter of Credit, 12-month USD-LIBOR + 5.750%, 7.532%**, 4/20/2014* (f)		724,718	73
Fairway Group Acquisition Co.:
Term Loan, 10.0% PIK, 1/3/2020* (f)		126,589	0
Term Loan, 11.0% PIK, 10/3/2021* (f)		110,790	0
Southcross Holdings Borrower LP, Term Loan B, 3.5% Cash, 5.5% PIK, 4/13/2023		142,030	125,341
Total Loan Participations and Assignments (Cost $1,098,303)			125,414

Convertible Bond 0.0%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5%, 10/30/2018 (PIK) (Cost $72,637) (f)		72,044	86,006

	Shares	Value ($)

Common Stocks 0.0%
Consumer Staples 0.0%
Fairway Group Acquisition Co.* (f)	2,063	0
Information Technology 0.0%
Answers Corp.*	1,110	18,037
Materials 0.0%
GEO Specialty Chemicals, Inc.* (f)	5,825	2,670
Total Common Stocks (Cost $154,216)		20,707

Warrants 0.0%
Information Technology
Answers Holdings, Inc., Expiration Date 4/14/2022* (f) (Cost $356,760)	3,083	0

	Principal Amount ($)(a)	Value ($)

Commercial Paper 0.1%
Macquarie Bank Ltd., 144A, 1.722%, 9/21/2018 (Cost $491,766)	500,000	491,766

	Shares	Value ($)

Securities Lending Collateral 0.9%
Deutsche Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.93% (g) (h) (Cost $7,686,415)	7,686,415	7,686,415

Cash Equivalents 0.5%
Deutsche Central Cash Management Government Fund, 1.06% (g) (Cost $4,760,923)	4,760,923	4,760,923

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $879,990,404)	100.8	884,631,214
Other Assets and Liabilities, Net	(0.8)	(6,692,208)
Net Assets	100.0	877,939,006

The following table represents senior loans that are in default:

Security	Coupon	Maturity Date	Principal Amount ($)		Cost ($)	Value ($)
Coach America Holdings, Inc.*	12-month USD-LIBOR + 5.750%, 7.532%**	4/20/2014	USD	724,718	720,348	73
Fairway Group Acquisition Co.*	10%	1/3/2020	USD	126,589	126,215	0
Fairway Group Acquisition Co.*	11%	10/3/2021	USD	110,790	110,408	0
					956,971	73

* Non-income producing security.

** Variable or floating rate security. These securities are shown at their current rate as of September 30, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***Annualized yield at time of purchase; not a coupon rate.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at September 30, 2017 amounted to $7,386,019, which is 0.8% of net assets.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At September 30, 2017, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Investment was valued using significant unobservable inputs.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(h) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

CLO: Collateralized Loan Obligation

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

JSC: Joint Stock Company

LIBOR: London Interbank Offered Rate

OJSC: Open Joint Stock Company

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At September 30, 2017, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Depreciation ($)
10 Year U.S. Treasury Note	USD	12/19/2017	48	6,078,094	6,015,000	(63,094)
2 Year U.S. Treasury Note	USD	12/29/2017	514	111,137,445	110,871,407	(266,038)
U.S. Treasury Long Bond	USD	12/19/2017	75	11,650,940	11,460,938	(190,002)
Ultra 10 Year U.S. Treasury Note	USD	12/19/2017	174	23,613,786	23,373,094	(240,692)
Total unrealized depreciation						(759,826)

At September 30, 2017, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Amount ($)	Notional Value ($)	Unrealized Appreciation ($)
5 Year U.S. Treasury Note	USD	12/29/2017	267	31,589,169	31,372,500	216,669

As of September 30, 2017, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
JPY	966,500,000	USD	8,809,645	10/20/2017	211,838	JPMorgan Chase Securities, Inc.

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	8,857,928	JPY	966,500,000	10/20/2017	(260,121)	JPMorgan Chase Securities, Inc.
EUR	12,525,000	USD	14,737,273	10/20/2017	(82,278)	Goldman Sachs & Co.
USD	8,995,215	EUR	7,510,000	10/20/2017	(109,400)	Goldman Sachs & Co.
Total unrealized depreciation					(451,799)

Currency Abbreviations
EUR Euro JPY Japanese yen USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$ —	$ 482,524,946	$ —	$ 482,524,946
Mortgage-Backed Securities Pass-Throughs	—	15,204,053	—	15,204,053
Asset-Backed	—	143,000,731	—	143,000,731
Commercial Mortgage-Backed Securities	—	49,550,157	—	49,550,157
Collateralized Mortgage Obligations	—	55,840,129	—	55,840,129
Government & Agency Obligations	—	125,339,967	—	125,339,967
Loan Participations and Assignments	—	125,341	73	125,414
Convertible Bond	—	—	86,006	86,006
Common Stocks (i)	—	18,037	2,670	20,707
Warrants	—	—	0	0
Commercial Paper	—	491,766	—	491,766
Short-Term Investments (i)	12,447,338	—	—	12,447,338
Derivatives (j)
Futures Contracts	216,669	—	—	216,669
Forward Foreign Currency Contracts	—	211,838	—	211,838
Total	$ 12,664,007	$ 872,306,965	$ 88,749	$ 885,059,721
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (j)
Futures Contracts	$ (759,826)	$ —	$ —	$ (759,826)
Forward Foreign Currency Contracts	—	(451,799)	—	(451,799)
Total	$ (759,826)	$ (451,799)	$ —	$ (1,211,625)

During the period ended September 30, 2017, the amount of transfers between Level 3 and Level 2 was $3,750,000. The investments were transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

Transfers between price levels are recognized at the beginning of the reporting period.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open futures contracts and forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of September 30, 2017
Assets
Investments in non-affiliated securities, at value (cost $867,543,066) — including $7,386,019 of securities loaned	$ 872,183,876
Investment in Deutsche Government & Agency Securities Portfolio (cost $7,686,415)*	7,686,415
Investment in Deutsche Central Cash Management Government Fund (cost $4,760,923)	4,760,923
Cash	3,614,298
Foreign currency, at value (cost $242,912)	239,935
Cash held as collateral for forward foreign currency contracts	120,000
Receivable for investments sold	70,293
Receivable for Fund shares sold	1,150,932
Interest receivable	5,540,767
Unrealized appreciation on forward foreign currency contracts	211,838
Foreign taxes recoverable	16,182
Other assets	37,518
Total assets	895,632,977
Liabilities
Payable upon return of deposit for forward foreign currency contracts	120,000
Payable upon return of securities loaned	7,686,415
Payable for investments purchased	4,813,608
Payable for investments purchased — when-issued security	1,769,858
Payable for Fund shares redeemed	1,484,526
Payable for variation margin on futures contracts	33,917
Unrealized depreciation on forward foreign currency contracts	451,799
Accrued management fee	325,599
Accrued Trustees' fees	12,157
Other accrued expenses and payables	996,092
Total liabilities	17,693,971
Net assets, at value	$ 877,939,006

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of September 30, 2017 (continued)
Net Assets Consist of
Undistributed net investment income	1,466,539
Net unrealized appreciation (depreciation) on: Investments	4,640,810
Futures	(543,157)
Foreign currency	(2,205)
Forward foreign currency contracts	(239,961)
Accumulated net realized gain (loss)	(164,120,687)
Paid-in capital	1,036,737,667
Net assets, at value	$ 877,939,006
Net Asset Value
Class A Net Asset Value and redemption price per share ($158,110,468 ÷ 18,189,230 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.69
Maximum offering price per share (100 ÷ 97.25 of $8.69)	$ 8.94
Class T Net Asset Value and redemption price per share ($10,077 ÷ 1,159 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.69
Maximum offering price per share (100 ÷ 97.50 of $8.69)	$ 8.91

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($97,372,874 ÷ 11,212,247 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.68
Class R6 Net Asset Value, offering and redemption price per share ($237,562 ÷ 27,294 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.70
Class S Net Asset Value, offering and redemption price per share ($521,708,506 ÷ 59,853,708 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 8.72

Institutional Class

Net Asset Value, offering and redemption price per share ($100,499,519 ÷ 11,548,238 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 8.70

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended September 30, 2017
Investment Income
Income: Interest (net of foreign taxes withheld of $1,483)	$ 24,936,960
Income distributions — Deutsche Central Cash Management Government Fund	120,403
Securities lending income, net of borrower rebates	85,161
Other income	114,831
Total income	25,257,355
Expenses: Management fee	3,319,385
Administration fee	909,421
Services to shareholders	1,388,787
Distribution and service fees	1,613,494
Custodian fee	26,515
Professional fees	133,209
Reports to shareholders	98,583
Registration fees	93,256
Trustees' fees and expenses	47,811
Other	91,341
Total expenses before expense reductions	7,721,802
Expense reductions	(1,095,209)
Total expenses after expense reductions	6,626,593
Net investment income	18,630,762
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(269,288)
Swap contracts	(458,723)
Futures	103,150
Forward foreign currency contracts	89,694
Foreign currency	49,824
(485,343)
Change in net unrealized appreciation (depreciation) on: Investments	1,863,638
Swap contracts	11,718
Futures	(503,688)
Forward foreign currency contracts	(187,992)
Foreign currency	(1,226)
1,182,450
Net gain (loss)	697,107
Net increase (decrease) in net assets resulting from operations	$ 19,327,869

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended September 30,
	2017	2016
Operations: Net investment income	$ 18,630,762	$ 20,704,317
Net realized gain (loss)	(485,343)	(14,661,596)
Change in net unrealized appreciation (depreciation)	1,182,450	10,287,412
Net increase (decrease) in net assets resulting from operations	19,327,869	16,330,133
Distributions to shareholders from: Net investment income: Class A	(4,965,084)	(7,380,418)
Class T*	(84)	—
Class B	—	(187)**
Class C	(2,115,591)	(2,597,967)
Class R6	(5,729)	(280)
Class S	(15,162,713)	(17,929,466)
Institutional Class	(2,086,362)	(1,500,332)
Total distributions	(24,335,563)	(29,408,650)
Fund share transactions: Proceeds from shares sold	308,483,496	250,577,663
Reinvestment of distributions	21,715,438	26,196,382
Cost of shares redeemed	(438,541,648)	(598,787,200)
Net increase (decrease) in net assets from Fund share transactions	(108,342,714)	(322,013,155)
Increase (decrease) in net assets	(113,350,408)	(335,091,672)
Net assets at beginning of period	991,289,414	1,326,381,086
Net assets at end of period (including undistributed net investment income of $1,466,539 and $3,405,108, respectively)	$ 877,939,006	$ 991,289,414

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** For the period from October 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.74	$ 8.82	$ 9.09	$ 9.18	$ 9.31
Income (loss) from investment operations: Net investment income[a]	.17	.15	.14	.19	.20
Net realized and unrealized gain (loss)	.01	(.01)	(.19)	(.06)	(.08)
Total from investment operations	.18	.14	(.05)	.13	.12
Less distributions from: Net investment income	(.23)	(.22)	(.22)	(.22)	(.23)
Return of capital	—	—	—	—	(.02)
Total distributions	(.23)	(.22)	(.22)	(.22)	(.25)
Net asset value, end of period	$ 8.69	$ 8.74	$ 8.82	$ 9.09	$ 9.18
Total Return (%)[b,c]	2.06	1.65	(.54)	1.45	1.28
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	158	243	341	459	568
Ratio of expenses before expense reductions (%)	.88	.89	.87	.86	.87
Ratio of expenses after expense reductions (%)	.80	.80	.80	.84	.85
Ratio of net investment income (%)	1.99	1.77	1.60	2.06	2.20
Portfolio turnover rate (%)	32	58	34	85	47
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges. [c] Total return would have been lower had certain expenses not been reduced.

Class T	Period Ended 9/30/17[a]

Selected Per Share Data
Net asset value, beginning of period	$ 8.70
Income (loss) from investment operations: Net investment income[b]	.04
Net realized and unrealized gain (loss)	.02
Total from investment operations	.06
Less distributions from: Net investment income	(.07)
Net asset value, end of period	$ 8.69
Total Return (%)[c,d]	.73**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	10
Ratio of expenses before expense reductions (%)	1.00*
Ratio of expenses after expense reductions (%)	.80*
Ratio of net investment income (%)	1.96*
Portfolio turnover rate (%)	32[e]

[a] For the period from June 5, 2017 (commencement of operations) to September 30, 2017.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

[e] Represents the Funds’s portfolio turnover rate for the year ended September 30, 2017.

* Annualized

** Not annualized

Class C	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.73	$ 8.81	$ 9.08	$ 9.17	$ 9.30
Income (loss) from investment operations: Net investment income[a]	.11	.09	.08	.12	.13
Net realized and unrealized gain (loss)	.00*	(.01)	(.20)	(.06)	(.08)
Total from investment operations	.11	.08	(.12)	.06	.05
Less distributions from: Net investment income	(.16)	(.16)	(.15)	(.15)	(.16)
Return of capital	—	—	—	—	(.02)
Total distributions	(.16)	(.16)	(.15)	(.15)	(.18)
Net asset value, end of period	$ 8.68	$ 8.73	$ 8.81	$ 9.08	$ 9.17
Total Return (%)[b,c]	1.29	.89	(1.28)	.69	.53
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	133	159	206	241
Ratio of expenses before expense reductions (%)	1.64	1.64	1.63	1.62	1.62
Ratio of expenses after expense reductions (%)	1.55	1.55	1.55	1.59	1.60
Ratio of net investment income (%)	1.23	1.03	.85	1.31	1.45
Portfolio turnover rate (%)	32	58	34	85	47

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

* Amount is less than $.005.

Class R6	Years Ended September 30,			Period Ended 9/30/14[a]
	2017	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 8.75	$ 8.84	$ 9.12	$ 9.14
Income (loss) from investment operations: Net investment income[b]	.19	.18	.18	.02
Net realized and unrealized gain (loss)	.01	(.02)	(.21)	(.02)
Total from investment operations	.20	.16	(.03)	.00***
Less distributions from: Net investment income	(.25)	(.25)	(.25)	(.02)
Net asset value, end of period	$ 8.70	$ 8.75	$ 8.84	$ 9.12
Total Return (%)	2.31[c]	1.79[c]	(.34)[c]	.01**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	238	10	10	10
Ratio of expenses before expense reductions (%)	.56	.75	.76	.52*
Ratio of expenses after expense reductions (%)	.55	.55	.55	.52*
Ratio of net investment income (%)	2.22	2.04	1.97	2.45*
Portfolio turnover rate (%)	32	58	34	85[d]

[a] For the period from August 25, 2014 (commencement of operations) to September 30, 2014.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Represents the Fund's portfolio turnover rate for the year ended September 30, 2014.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.76	$ 8.85	$ 9.12	$ 9.20	$ 9.34
Income (loss) from investment operations: Net investment income[a]	.19	.18	.17	.21	.23
Net realized and unrealized gain (loss)	.02	(.02)	(.19)	(.04)	(.10)
Total from investment operations	.21	.16	(.02)	.17	.13
Less distributions from: Net investment income	(.25)	(.25)	(.25)	(.25)	(.25)
Return of capital	—	—	—	—	(.02)
Total distributions	(.25)	(.25)	(.25)	(.25)	(.27)
Net asset value, end of period	$ 8.72	$ 8.76	$ 8.85	$ 9.12	$ 9.20
Total Return (%)[b]	2.43	1.79	(.28)	1.82	1.42
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	522	570	744	1,045	899
Ratio of expenses before expense reductions (%)	.70	.70	.69	.68	.69
Ratio of expenses after expense reductions (%)	.55	.55	.55	.59	.60
Ratio of net investment income (%)	2.23	2.02	1.87	2.31	2.44
Portfolio turnover rate (%)	32	58	34	85	47
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Institutional Class	Years Ended September 30,
	2017	2016	2015	2014	2013
Selected Per Share Data
Net asset value, beginning of period	$ 8.74	$ 8.83	$ 9.10	$ 9.18	$ 9.32
Income (loss) from investment operations: Net investment income[a]	.19	.18	.16	.21	.23
Net realized and unrealized gain (loss)	.02	(.03)	(.19)	(.04)	(.10)
Total from investment operations	.21	.15	(.03)	.17	.13
Less distributions from: Net investment income	(.25)	(.24)	(.24)	(.25)	(.25)
Return of capital	—	—	—	—	(.02)
Total distributions	(.25)	(.24)	(.24)	(.25)	(.27)
Net asset value, end of period	$ 8.70	$ 8.74	$ 8.83	$ 9.10	$ 9.18
Total Return (%)[b]	2.43	1.79	(.28)	1.82	1.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	100	45	83	52	89
Ratio of expenses before expense reductions (%)	.64	.61	.61	.60	.60
Ratio of expenses after expense reductions (%)	.55	.55	.55	.59	.60
Ratio of net investment income (%)	2.20	2.01	1.77	2.28	2.45
Portfolio turnover rate (%)	32	58	34	85	47
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Short Duration Fund (the "Fund") is a diversified series of Deutsche Income Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions. Class T shares commenced operations on June 5, 2017. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders, and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting, subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended September 30, 2017, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of September 30, 2017, the Fund invested the cash collateral in Deutsche Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.13% annualized effective rate as of September 30, 2017) on the cash collateral invested in Deutsche Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of September 30, 2017, the Fund had securities on loan, which were classified as corporate bonds and government & agency obligation in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of September 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Corporate Bonds	$ 6,412,465	$ —	$ —	$ —	$ 6,412,465
Government & Agency Obligation	1,273,950	—	—	—	1,273,950
Total Borrowings	$ 7,686,415	$ —	$ —	$ —	$ 7,686,415
Gross amount of recognized liabilities for securities lending transactions					$ 7,686,415

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into this type of a purchase transaction, it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transaction from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2017, the Fund had a net tax basis capital loss carryforward of approximately $162,919,000, including $70,734,000 of pre-enactment losses, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2018 ($63,372,000) and September 30, 2019 ($7,362,000), the respective expiration dates, whichever occurs first; and approximately $92,185,000 of post-enactment losses, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($43,948,000) and long-term losses ($48,237,000).

The Fund has reviewed the tax positions for the open tax years as of September 30, 2017 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, futures contracts, swap contracts, paydown losses on mortgage securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2017, the Fund's components of distributable earnings (accumulated losses) on a tax basis are as follows:

Undistributed ordinary income*	$ 1,226,578
Capital loss carryforwards	$ (162,919,000)
Net unrealized appreciation (depreciation) on investments	$ 2,894,938

At September 30, 2017, the aggregate cost of investments for federal income tax purposes was $880,950,953. The net unrealized appreciation for all investments based on tax cost was $2,894,938. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $12,437,046 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $9,542,108.

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended September 30,
	2017	2016
Distributions from ordinary income*	$ 24,335,563	$ 29,408,650

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis, net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the Fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the Fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the Fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a centrally cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended September 30, 2017, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

There were no interest rate swap contracts as of September 30, 2017. For the year ended September 30, 2017, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $0 to $325,600,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended September 30, 2017, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration and for non-hedging purposes to seek to enhance potential gains.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of September 30, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2017, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $144,566,000 to $186,770,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $31,373,000 to $101,483,000.

Forward Foreign Currency Contracts. A forward foreign currency contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended September 30, 2017, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of September 30, 2017 is included in a table following the Fund's Investment Portfolio. For the year ended September 30, 2017, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $5,504,000 to $25,858,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $17,853,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $5,193,000.

As of September 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contacts (a)	$ 211,838	$ —	$ 211,838
Interest Rate Contracts (b)	—	216,669	216,669
	$ 211,838	$ 216,669	$ 428,507

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on forward foreign currency contracts

(b) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (c)	$ (451,799)	$ —	$ (451,799)
Interest Rate Contracts (d)	—	(759,826)	(759,826)
	$ (451,799)	$ (759,826)	$ (1,211,625)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(c) Unrealized depreciation on forward foreign currency contracts

(d) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended September 30, 2017 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (e)	$ 89,694	$ —	$ —	$ 89,694
Interest Rate Contracts (e)	—	(458,723)	103,150	(355,573)
	$ 89,694	$ (458,723)	$ 103,150	$ (265,879)

Each of the above derivatives is located in the following Statement of Operations accounts:

(e) Net realized gain (loss) from forward foreign currency contracts, swap contracts and futures, respectively

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Foreign Exchange Contracts (f)	$ (187,992)	$ —	$ —	$ (187,992)
Interest Rate Contracts (f)	—	11,718	(503,688)	(491,970)
	$ (187,992)	$ 11,718	$ (503,688)	$ (679,962)

Each of the above derivatives is located in the following Statement of Operations accounts:

(f) Change in net unrealized appreciation (depreciation) on forward foreign currency contracts, swap contracts and futures, respectively

As of September 30, 2017, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by a counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Received (g)	Net Amount of Derivative Assets
JPMorgan Chase Securities, Inc.	$ 211,838	$ (211,838)	$ 0	$ —
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Goldman Sachs & Co.	$ 191,678	$ —	$ —	$ 191,678
JPMorgan Chase Securities, Inc.	260,121	(211,838)	—	48,283
Total	$ 451,799	$ (211,838)	$ —	$ 239,961
(g) The actual collateral received and/or pledged may be more than the amounts shown.

C. Purchases and Sales of Securities

During the year ended September 30, 2017, purchases and sales of investment securities (excluding short-term instruments and U.S. Treasury obligations) aggregated $283,584,021 and $385,027,294, respectively. Purchases and sales of U.S. Treasury obligations aggregated $0 and $23,414,824, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.365%
Next $500 million of such net assets	.340%
Next $1.0 billion of such net assets	.315%
Next $1.0 billion of such net assets	.300%
Next $1.0 billion of such net assets	.285%
Next $1.0 billion of such net assets	.270%
Over $6.0 billion of such net assets	.255%

Accordingly, for the year ended September 30, 2017, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.365% of the Fund's average daily net assets.

For the period from October 1, 2016 through September 30, 2017 and for the period from June 5, 2017 (commencement of operations) through September 30, 2017 for Class T shares, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.80%
Class T	.80%
Class C	1.55%
Class R6	.55%
Class S	.55%
Institutional Class	.55%

Effective October 1, 2017 through September 30, 2018, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.79%
Class T	.79%
Class C	1.54%
Class R6	.54%
Class S	.54%
Institutional Class	.54%

For the year ended September 30, 2017, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$ 153,171
Class T	6
Class C	97,286
Class R6	20
Class S	780,795
Institutional Class	63,931
$ 1,095,209

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended September 30, 2017, the Administration Fee was $909,421, of which $72,794 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2017
Class A	$ 35,146	$ 10,536
Class T	7	7
Class C	7,364	2,297
Class R6	59	25
Class S	236,704	76,788
Institutional Class	1,888	827
	$ 281,168	$ 90,480

Distribution and Service Fees. Under the Fund's Class C 12b-1 plan, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended September 30, 2017, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2017
Class C	$ 858,569	$ 60,870

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, T and C shareholders at an annual rate of up to 0.25% of average daily net assets. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended September 30, 2017 and for the period from June 5, 2017 (commencement of operations) to September 30, 2017 for Class T shares, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2017	Annual Rate
Class A	$ 469,690	$ 132,574.25%
Class T	8	8.25%
Class C	285,227	85,341.25%
	$ 754,925	$ 217,923

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended September 30, 2017 aggregated $4,126.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended September 30, 2017, the CDSC for Class C shares aggregated $10,697. A deferred sales charge of up to 0.50% is assessed on certain redemptions of Class A shares. For the year ended September 30, 2017, DDI received $9,159 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended September 30, 2017, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $21,343, of which $9,621 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the year ended September 30, 2017, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $6,512.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at September 30, 2017.

F. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended September 30, 2017		Year Ended September 30, 2016
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,323,266	$ 28,888,226	5,572,313	$ 48,677,153
Class T*	1,149	10,000	—	—
Class B	—	—	61**	532**
Class C	787,925	6,845,356	1,942,190	16,937,163
Class R6	25,515	222,611	—	—
Class S	20,229,214	176,338,433	18,203,064	159,836,718
Institutional Class	11,053,689	96,178,870	2,856,506	25,126,097
		$ 308,483,496		$ 250,577,663
Shares issued to shareholders in reinvestment of distributions
Class A	520,499	$ 4,520,845	778,228	$ 6,788,744
Class T*	10	84	—	—
Class B	—	—	6**	49**
Class C	220,065	1,909,399	266,035	2,319,127
Class R6	659	5,729	33	280
Class S	1,515,300	13,194,501	1,781,961	15,589,913
Institutional Class	239,821	2,084,880	171,554	1,498,269
		$ 21,715,438		$ 26,196,382
Shares redeemed
Class A	(13,518,006)	$ (117,451,306)	(17,097,052)	$ (149,287,196)
Class B	—	—	(5,942)**	(52,006)**
Class C	(5,075,055)	(44,077,878)	(4,924,711)	(42,969,331)
Class R6	(40)	(350)	—	—
Class S	(26,919,473)	(234,642,229)	(39,103,820)	(342,569,657)
Institutional Class	(4,867,306)	(42,369,885)	(7,270,598)	(63,909,010)
		$ (438,541,648)		$ (598,787,200)
Net increase (decrease)
Class A	(9,674,241)	$ (84,042,235)	(10,746,511)	$ (93,821,299)
Class T*	1,159	10,084	—	—
Class B	—	—	(5,875)**	(51,425)**
Class C	(4,067,065)	(35,323,123)	(2,716,486)	(23,713,041)
Class R6	26,134	227,990	33	280
Class S	(5,174,959)	(45,109,295)	(19,118,795)	(167,143,026)
Institutional Class	6,426,204	55,893,865	(4,242,538)	(37,284,644)
		$ (108,342,714)		$ (322,013,155)

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** For the period from October 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Income Trust and the Shareholders of Deutsche Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Deutsche Short Duration Fund (the "Fund") as of September 30, 2017, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of September 30, 2017 by correspondence with the custodian, transfer agent, brokers, agent banks and the application of alternative auditing procedures where confirmations had not been received, provide a reasonable basis for our opinion.

Boston, Massachusetts November 27, 2017	PricewaterhouseCoopers LLP

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2017 to September 30, 2017).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2017 (Unaudited)
Actual Fund Return	Class A	Class T*	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/17	$ 1,013.00	$ 1,007.30	$ 1,009.10	$ 1,014.20	$ 1,015.40	$ 1,014.20
Expenses Paid per $1,000**	$ 4.04	$ 2.57	$ 7.81	$ 2.78	$ 2.78	$ 2.78
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 4/1/17	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/17	$ 1,021.06	$ 1,021.06	$ 1,017.30	$ 1,022.31	$ 1,022.31	$ 1,022.31
Expenses Paid per $1,000**	$ 4.05	$ 4.05	$ 7.84	$ 2.79	$ 2.79	$ 2.79

* For the period from June 5, 2017 (commencement of operations of Class T) to September 30, 2017.

** Expenses (hypothetical expenses if Class T had been in existence from April 1, 2017) are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 183 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Deutsche Short Duration Fund	.80%	.80%	1.55%	.55%	.55%	.55%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

A total of 4% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Short Duration Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2017.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

— The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Funds in Review" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2016, the Fund’s performance (Class A shares) was in the 2nd quartile, 4th quartile and 2nd quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2016. The Board noted the disappointing investment performance of the Fund in some past periods and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board noted a change in the Fund’s portfolio management team effective March 1, 2017 and that certain additional changes to the portfolio management team were made effective August 1, 2017. The Board observed that the Fund had experienced improved relative performance in 2016 and during the first eight months of 2017. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the Deutsche fund complex.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (3rd quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2016). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2016, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	93	—
Kenneth C. Froewiss (1945) Vice Chairperson since 2017, Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	96	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International. Not-for-Profit Director, Trustee: Palm Beach Civic Association; Public Radio International; Window to the World Communications (public media); Harris Theater for Music and Dance (Chicago)	93	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The Pew Charitable Trusts (charitable organization); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	93	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	93	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Independent Directors Council (former chair); Investment Company Institute (executive and nominating committees); formerly: Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); Knoebel Institute for Healthy Aging, University of Denver (2017–present); former Directorships: Prisma Energy International	93	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	93	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	93	—
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	93	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	93	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	93	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016); formerly, Secretary, Deutsche Investment Management Americas Inc. (2015–2017)
Hepsen Uzcan[9] (1974) Vice President, since 2016 Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[9] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); Vice President, Deutsche AM Distributors, Inc. (since 2016); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; formerly, Secretary, Deutsche AM Distributors, Inc.; Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Sheila Cadogan[7] (1966) Assistant Treasurer, since July 12, 2017	Director,[3] Deutsche Asset Management
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One International Place, Boston, MA 02110.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Address: 345 Park Avenue, New York, New York 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

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Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	PPIAX	PPITX	PPLCX	DBPIX	PPILX
CUSIP Number	25155T 627	25155T 288	25155T 593	25155T 585	25155T 577
Fund Number	418	1733	718	822	1422

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

deutschefunds.com

Click "Retirement Plans" to reallocate assets, process transactions, review your funds, and subscribe to fund updates by e-mail through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	PPLZX
CUSIP Number	25155T 452
Fund Number	1634

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

deutsche short duration Fund form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended September 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2017	$88,032	$0	$0	$0
2016	$91,726	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended September 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2017	$0	$0	$0
2016	$0	$52,339	$0

The “Tax Fees Billed to the Advisor” were billed for services associated with foreign tax filings.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended September 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2017	$0	$0	$0	$0
2016	$0	$52,339	$0	$52,339

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2016 and 2017 financial statements, the Fund entered into an engagement letter with PwC. The terms of the engagement letter required by PwC, and agreed to by the Fund’s Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or the services provided there-under.

***

In a letter provided to the Audit Committee pursuant to PCAOB Rule 3526 and dated July 19, 2016, PwC informed the Audit Committee that PwC had identified circumstances where PwC maintains lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. PwC informed the Audit Committee that these lending relationships are inconsistent with the SEC Staff’s interpretation of Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by Deutsche Investment Management Americas Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). PwC’s lending relationships effect PwC’s independence under the SEC Staff’s interpretation of the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

In its July 19, 2016 letter, PwC affirmed to the Audit Committee that, as of the date of the letter, PwC is an independent accountant with respect to the Fund, within the meaning of PCAOB Rule 3520. In its letter, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Fund’s registered public accounting firm. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders are not able to impact the impartiality of PwC or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser; and the lenders receive no direct benefit from their ownership of the investment companies in the Deutsche Funds Complex in separate accounts maintained on behalf of their insurance contract holders. In addition, the individuals at PwC who arranged PwC’s lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that affected PwC’s independence under the Loan Rule with respect to the Fund. PwC confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, Deutsche Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Short Duration Fund, a series of Deutsche Income Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	11/29/2017

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	11/29/2017